Filed pursuant to Rule 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ Tax-Managed U.S. Equity Fund

AMG FQ Global Risk-Balanced Fund

AMG FQ Long-Short Equity Fund

Supplement dated December 11, 2019 to the Prospectus, dated March 1, 2019, as supplemented July 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG FQ Tax-Managed U.S. Equity Fund, AMG FQ Global Risk-Balanced Fund, and AMG FQ Long-Short Equity Fund, each a series of AMG Funds I (collectively, the “Funds”), contained in the Funds’ Prospectus (the “Prospectus”), dated and supplemented as noted above.

Effective January 1, 2020, AMG FQ Long-Short Equity Fund will begin declaring and paying out income dividends annually. Therefore, effective January 1, 2020, the first three sentences of the section under “Shareholder Guide – Investor Services” titled “Dividends and Distributions” on page 34 of the Prospectus are hereby deleted and replaced with the following: “The Funds normally declare and pay any income dividends and net realized capital gain distributions, if any, annually in December.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE